77Q1(e)(3)


Subadvisory Agreement between American Century Investment Management, Inc. and Perella Weinberg Partners Capital Management LP, effective as of May 5, 2015 (filed electronically as Exhibit d8 to Post-Effective Amendment No. 71 to the Registration Statement of the Registrant on May 7, 2015, File No. 33-64872, and incorporated herein by reference.)